U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 29, 2013

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Emeritus Corporation (the “Company”) was held on May 29, 2013 (the “2013 Annual Meeting”).  At the 2013 Annual Meeting, the Company’s shareholders voted on the following matters with the following voting results:

1.	Election of three directors nominated by the Company’s Board of Directors (the “Board of Directors”) to serve until the Company’s 2016 Annual Meeting of Shareholders.

Nominee	For	Withhold
Class II
Stanley L. Baty	33,916,747	815,654
Granger Cobb	34,389,314	343,087
Richard W. Macedonia	34,365,550	366,851

2.	Approval of an Amendment to the Company’s 2006 Equity Incentive Plan.

For	Against	Abstain
31,467,332	3,239,612	25,457

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstain
37,287,951	348,748	41,063

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 30, 2013		EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President—Finance
and Chief Financial Officer